Radio Advertisement:

Hi, this is Dennis Connor, President of the CAMCO Investors Fund, with a message for pro-life, pro-family investors. With thousands of publicly traded mutual funds, why consider us?

At the CAMCO Investors Fund, we share your commitment to being good stewards of the resources entrusted to you.  That is why all the investments in our Fund are screened to exclude  companies principally involved in the abortion, alcohol, gambling, pornography and tobacco industries. We believe our shareholders can invest both ethically and profitably.

Give us a call locally at 955-9914 or visit our website: camcofunds.com.

That’s camco, C-A-M-C-O funds.com. Thanks again for your interest in the CAMCO Investors Fund.

The CAMCO Investors Fund – Wall St Experience,  Main St Values

Disclaimer which follows:

"Before investing, you should consider the investment objectives, risks, and charges and expenses of the fund carefully.  The fund's prospectus contains this and other information about the fund.

The fund's prospectus is available at www.camcofunds.com or by calling 540-955-9914.  Please read the prospectus carefully before investing."